EXHIBIT 10.19(b)
----------------

                 AMENDMENT REGARDING INCREASE

     This Amendment to Credit Agreement (the "Agreement") is made as of November 3, 2003, by and among AMLI/Residential Properties. L.P. (the "Borrower"), AMLI Residential Properties Trust ("General Partner"), Bank One, NA, individually and as "Agent," Wells Fargo Bank, N.A., and or more existing "Lenders" shown on the signature pages hereof.


RECITALS

     A. Borrower, General Partner, Agent and certain other Lenders have entered into an Agreement dated as of May 19, 2003 (as amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

     B. Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide Borrower with a revolving credit facility in an aggregate principal amount of up to $200,000,000. The Borrower, General Partner, the Agent and the Lender now desire to amend the Credit Agreement in order to, among other things (i) increase the Aggregate Commitment to $240,000,000; and (ii) admit Wells Fargo Bank, N.A. as a "Lender" under the Credit Agreement.

    NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                          AGREEMENTS

    1. The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

    2.    From and after November 3, 2003 (the "Effective Date") (i)
Wells Fargo Bank, N.A. ("Wells Fargo") shall be considered as a "Lender" under the Credit Agreement and the Loan Documents with a Commitment as set forth on its signature page hereto, and (ii) SouthTrust Bank shall be deemed to have increased its Commitment to the amount shown next to its signature on the signature pages of this Amendment. The Borrower shall, on or before the Effective Date, execute and deliver to Wells Fargo a Note to evidence the Loans to be made by such Lender.

    3. From and after the Effective Date, the Aggregate Commitment shall equal Two Hundred Forty Million Dollars ($240,000,000).

    4. For purposes of Section 13.1 of the Credit Agreement (Giving Notice), the address(es) and facsimile number(s) for Wells Fargo shall be as specified below its signature on the signature pages of this Amendment.

    5. The Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and the Borrower has no offsets or claims against any of the Lenders.

    6. As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

    7. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.



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


    IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.


                    AMLI RESIDENTIAL PROPERTIES, L.P.

                    By:   AMLI RESIDENTIAL PROPERTIES TRUST
                    Its:  General Partner


                    By:   /s/ Andrew J. Bruce
                          ------------------------------
                    Name: Andrew J. Bruce
                    Title:Vice President

                    Address for notices:
                    -------------------
                    125 South Wacker
                    Suite 3100
                    Chicago, Illinois  60606
                    Attention:  Robert J. Chapman
                    Telephone:  (312) 443-1477
                    FAX:  (312) 443-0909




                    AMLI RESIDENTIAL PROPERTIES TRUST


                    By:   /s/ Robert Chapman
                          ------------------------------
                    Name: Robert Chapman
                    Title:CFO

                    Address for notices:
                    -------------------
                    125 South Wacker
                    Suite 3100
                    Chicago, Illinois  60606
                    Attention:  Robert J. Chapman
                    Telephone:  (312) 443-1477
                    FAX:  (312) 443-0909




                    BANK ONE, NA, Individually and as Agent


                    By:   /s/ Scott Sigmund
                          ------------------------------
                    Name: Scott Sigmund
                    Title:Associate

                    Address for notices:
                    -------------------
                    1 Bank One Plaza
                    Chicago, Illinois  60670
                    Attention:  Scott Sigmund
                    Telephone:  (312) 325-3133
                    FAX:  (312) 325-3122








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                    WELLS FARGO BANK, N.A.


                    By:   /s/ Vipul Patel
                          ------------------------------
                    Name: Vipul Patel
                    Title:SVP

                    Address for notices:
                    -------------------
                    123 North Wacker Drive
                    Suite 1900
                    Chicago, Illinois  60606
                    Attention:  Vipul Patel
                    Telephone:  (312) 269-4830
                    FAX:  (312) 782-0969

                    Amount of Commitment:  $35,000,000




                    SOUTHTRUST BANK


                    By:   /s/ J.R. Miller
                          ------------------------------
                    Name: J.R. Miller
                    Title:Vice President

                    Address for notices:
                    -------------------
                    600 West Peachtree
                    Suite 2600
                    Atlanta, Georgia 30308
                    Mail Code B-024-PT-0037
                    Attention:  Jim Miller
                    Telephone:  (404) 532-5259
                    FAX:  (404) 532-85280

                    Amount of Commitment:  $30,000,000





























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